UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 8, 2012

SYNCHRONOSS TECHNOLOGIES, INC.

(Exact name of Registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

000-52049	06-159540
(Commission File No.)	(IRS Employer Identification No.)

200 Crossing Boulevard
Bridgewater, New Jersey 08807

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (866) 620-3940

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.  Submission of Matters to a Vote of Security Holders.

(a)                                  The annual meeting of stockholders of the Company was held on May 8, 2012.

(b)                                 The stockholders elected the Company’s nominees for directors, ratified the appointment of Ernst & Young LLP as the Company’s independent registered accounting firm for the fiscal year 2012 and approved the advisory proposal on executive compensation:

A.                                  Election of Directors:

Directors	Shares For	Shares Withheld

William J. Cadogan	33,753,450	1,194,474

Stephen G. Waldis	33,890,403	1,056,671

B.                                    Ratification of Ernst & Young LLP:

Shares For:	35,985,118
Shares Against:	449,404
Shares Abstain:	3,272
Broker Non-Votes:	0

C.                                    Advisory Vote on Executive Compensation:

Shares For:	23,472,251
Shares Against:	10,355,213
Shares Abstain:	1,119,945
Broker Non-Votes:	1,490,208

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SYNCHRONOSS TECHNOLOGIES, INC.

By:	/s/ Stephen G. Waldis
Name: Stephen G. Waldis
Title: Chief Executive Officer

Dated:  May 10, 2012